SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          INTERNET COMMERCE CORPORATION
                        -----------------------------
               (Name of Registrant as Specified in Its Charter)


          -------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

  |X|   No fee required.

  |_|   Fee computed on table below per Exchange Act Rules 14a-6(c)(1) and 0-11.
  (1)   Title of each class of securities to which transaction applies:
  (2)   Aggregate number of securities to which transaction applies:
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
  (4)   Proposed maximum aggregate value of transaction:
  (5)   Total fee paid:

  |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  |_| Fee paid previously with preliminary materials.

  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)   Amount Previously Paid:
       (2)   Form, Schedule or Registration Statement No.:
       (3)   Filing Party:
       (4)   Date Filed:

                          Internet Commerce Corporation
                           805 Third Avenue, 9th Floor
                            New York, New York 10022
                                 (212) 271-7640



                                                              November 5, 2001



Dear Stockholder:

      You are cordially invited to attend the combined annual meeting of stockholders of Internet Commerce Corporation for 2000 and 2001, which will be held on December 6, 2001 at 10:00 a.m, Eastern Standard Time, at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017. At the combined annual meeting, we will discuss each item of business described in the notice of combined annual meeting and proxy statement following this letter and give a current report on our business.

      We hope that you will be able to attend the combined annual meeting in person. Whether or not you plan to attend, to ensure that your vote is counted, please mark, date and sign the enclosed proxy card and return it to the Company as soon as possible in the enclosed prepaid envelope. If you have any questions or need assistance in voting your shares, please call Larry Danziger at (212) 271-7645.

      The board of directors and management look forward to seeing you at the meeting.



                                            Sincerely yours,



                                            /s/ G. Michael Cassidy
                                            -----------------------------
                                            G. Michael Cassidy
                                            President and
                                            Chief Executive Officer

                          INTERNET COMMERCE CORPORATION

                Notice of Combined Annual Meeting of Stockholders

--------------------------------------------------------------------------------


      The annual meeting of stockholders for the fiscal years ended July 31, 2000 and 2001 (the "Combined Annual Meeting") of Internet Commerce Corporation (the "Company") will be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017, on December 6, 2001 at 10:00 a.m., Eastern Standard Time, for the following purposes:

      1.    To elect:

            o three Class I directors for a term of two years expiring at the second succeeding annual meeting of stockholders in 2003;

            o two Class II directors for a term of three years expiring at the third succeeding annual meeting of stockholders in 2004; and

            o two Class III directors for a term of one year expiring at the next annual meeting of stockholders in 2002.

      2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2002.

      3. To transact such other business as may properly come before the Combined Annual Meeting and any postponement or adjournment thereof.

      The board of directors has fixed the close of business on October 22, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Combined Annual Meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Combined Annual Meeting will be available at the Company's offices, located at 805 Third Avenue, 9th Floor, New York, New York 10022, during the ten days before the Combined Annual Meeting.


New York, New York
November 5, 2001                          By Order of the Board of Directors,



                                          /s/ G. Michael Cassidy
                                          ------------------------------------
                                          G. Michael Cassidy
                                          President and
                                          Chief Executive Officer

                          INTERNET COMMERCE CORPORATION

                Notice of Combined Annual Meeting of Stockholders

--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

                                                                          Page

GENERAL INFORMATION....................................................... 2
   Voting Procedures...................................................... 2
   Methods of Voting...................................................... 3
   Revoking Your Proxy.................................................... 3
   Quorum Requirement..................................................... 4
   Votes Required for Each Proposal....................................... 4
   Abstentions and Broker Non-Votes....................................... 4
   Proxy Solicitation Costs............................................... 5
   Deadline for Receipt of Stockholder Proposals for 2002 Combined
     Annual Meeting....................................................... 5

PROPOSAL ONE - ELECTION OF DIRECTORS...................................... 5
   Nominees............................................................... 5
   Information Concerning Director Nominees............................... 6
      NOMINEES FOR DIRECTORS IN CLASS I................................... 6
      NOMINEES FOR DIRECTORS IN CLASS II.................................. 7
      NOMINEES FOR DIRECTORS IN CLASS III................................. 7
   Board of Directors' Recommendation..................................... 7
   Information Concerning Executive Officers.............................. 8
   Board of Directors and Committee Meetings.............................. 8
   Compensation Committee Interlocks and Insider Participation............ 9
   Director Compensation.................................................. 9

PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS............................................ 9
   Audit Fees............................................................. 9
   Financial Information Systems Design and Implementation Fees........... 9
   All Other Fees......................................................... 10
   Board of Directors' Recommendation..................................... 10

PRINCIPAL STOCKHOLDERS.................................................... 10
EXECUTIVE COMPENSATION.................................................... 13
   Summary Compensation Table............................................. 13
   Option Grants in Fiscal Year 2001...................................... 14
   Aggregate Option Exercises in Last Fiscal Year and End Option Values... 14
   Employment Agreements.................................................. 14
   Board Compensation Committee Report on Executive Compensation.......... 15

REPORT OF AUDIT COMMITTEE................................................. 15
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT......................... 15
RELATED PARTY TRANSACTIONS................................................ 16
STOCK PRICE PERFORMANCE GRAPH............................................. 16
OTHER MATTERS............................................................. 17
EXHIBIT A - AUDIT COMMITTEE CHARTER....................................... E-1

                          Internet Commerce Corporation
                           805 Third Avenue, 9th Floor
                            New York, New York 10022
                                 (212) 271-7640

                        ---------------------------------

                             PROXY STATEMENT FOR THE
                     COMBINED ANNUAL MEETING OF STOCKHOLDERS

                        ---------------------------------

                               GENERAL INFORMATION


      The board of directors of Internet Commerce Corporation, a Delaware corporation ("ICC" or the "Company"), is soliciting the enclosed proxy from you. The proxy will be used at ICC's annual meeting of stockholders for the fiscal years ended July 31, 2000 and 2001 (the "Combined Annual Meeting") to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017, on December 6, 2001 at 10:00 a.m., Eastern Standard Time, and any postponement or adjournment thereof.

      This proxy statement contains important information regarding the Combined Annual Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote and describes the voting procedures.

      The term "proxy materials," includes this proxy statement, as well as the enclosed proxy card and the Company's 2001 Annual Report to stockholders, which is being mailed to you with this proxy statement.

      The Company's board of directors is mailing the proxy materials commencing on or about November 5, 2001 to all of ICC's holders of class A common stock, class B common stock and series C preferred stock as of the record date, October 22, 2001 (the "Record Date"). Stockholders who owned class A common stock, class B common stock and series C preferred stock at the close of business on the Record Date are entitled to attend and vote at the Combined Annual Meeting.

      On the Record Date, the Company had 9,778,106 shares of class A common stock issued and outstanding. Each holder of a share of class A common stock is entitled to one vote for each share held as of the Record Date. On the Record Date, the Company had 1,930 shares of class B common stock issued and outstanding. Each holder of a share of class B common stock is entitled to six votes for each share held as of the Record Date and is entitled to vote together with the holders of class A common stock and series C preferred stock as a single class. On the Record Date, the Company had 10,000 shares of series C preferred stock issued and outstanding. Each holder of a share of series C preferred stock is entitled to 44.76 votes per share held as of the Record Date and is entitled to vote together with the class A common stock and the class B common stock as a single class.

Voting Procedures

      As a stockholder on the Record Date, you have the right to vote on certain business matters affecting the Company. The two proposals that will be presented at the Combined Annual Meeting upon which you are being asked to vote are discussed below in the sections entitled "Proposal One" and "Proposal Two." The enclosed proxy card indicates the shares you own. You can vote on each proposal by filling out and returning the enclosed proxy card in the enclosed envelope or by attending the Combined Annual Meeting in person. In addition, you may be able to vote by touch-tone telephone or over the Internet if your proxy card includes instructions for voting in these manners.

Methods of Voting

      Voting by Mail. By signing and returning the enclosed proxy card in accordance with the enclosed instructions, you are enabling the individuals named on the proxy card, known as "proxies," to vote your shares at the Combined Annual Meeting in the manner indicated on the proxy card. The Company encourages you to sign and return the enclosed proxy card even if you plan to attend the Combined Annual Meeting in person to ensure that your shares are voted if you are unable to attend the Combined Annual Meeting.

      Your shares will be voted in accordance with the instructions indicated on the proxy card. If you submit the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

      o     FOR the seven nominees for director identified in Proposal One; and

      o FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2002.

      If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please submit the proxy card in accordance with the instructions set forth on each proxy card to ensure that all of your shares are voted. The Company encourages you to consolidate multiple accounts by contacting your broker, if you hold your shares through a brokerage account, or otherwise through ICC's transfer agent, American Stock Transfer & Trust Company at (718) 921-8200. Please note that shares held in certain types of accounts cannot be consolidated with other accounts. For example, retirement and non-retirement accounts generally cannot be consolidated.

      Voting by Telephone or over the Internet. You may be able to vote by telephone or over the Internet. If so, instructions are included with your proxy card. If you vote by telephone or over the Internet, you do not need to complete and mail the proxy card.

      Voting in Person at the Combined Annual Meeting. If you plan to attend the Combined Annual Meeting and vote in person, the Company will provide you with a ballot at the Combined Annual Meeting. If your shares are registered directly in your name on the Record Date, you are considered a stockholder of record as of the Record Date and you have the right to vote in person at the Combined Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of these shares. In that case, if you wish to vote at the Combined Annual Meeting, you must bring to the Combined Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote the shares.

Revoking Your Proxy

      You may revoke your proxy at any time before it is voted at the Combined Annual Meeting. In order to revoke your proxy, you may either:

      o     sign and return another proxy card bearing a later date;

      o provide written notice of the revocation to Walter M. Psztur, ICC's Secretary, at 805 Third Avenue, New York, NY 10022 prior to the time the Company takes the vote at the Combined Annual Meeting; or

      o     attend the Combined Annual Meeting and vote in person.

Quorum Requirement

      A quorum consists of a majority of votes represented by ICC's class A common stock, class B common stock and series C preferred stock as of the Record Date and must be present in order to hold the Combined Annual Meeting and to conduct business. Your shares will be counted as being present at the Combined Annual Meeting if you appear in person or if you vote your shares on the Internet, by telephone, or by submitting a properly executed proxy card.

Votes Required for Each Proposal

      The vote required and method of calculation for the proposals to be considered at the Combined Annual Meeting are as follows:

      o Proposal One -- Election of Class I, Class II and Class III Directors. Directors will be elected by classes as described in Proposal One by a plurality of the votes cast.

      o Proposal Two -- Ratification of Deloitte & Touche LLP as Independent Public Accountants. Ratification of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2002 requires the affirmative vote of a majority of the votes present, in person or by proxy, at the Combined Annual Meeting and entitled to vote on Proposal Two.

      You may vote either "for" or "withhold" your vote for each nominee for election as a director. You may vote "for," "against," or "abstain" from voting on the proposal to ratify Deloitte & Touche LLP as the Company's independent public accountants.

Abstentions and Broker Non-Votes

      If you return a proxy card indicating an abstention from voting on a proposal, the shares so represented by the proxy card will be counted as present for the purpose of determining a quorum, but the shares will not be voted on the proposal. With respect to the election of directors, an abstention will have no effect because directors are elected by a plurality of the votes cast. If you abstain from voting on the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants, your abstention will have the same effect as a vote against such proposal.

      Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Your broker will have discretionary authority to vote your shares on each of the proposals to be considered at the Combined Annual Meeting, which are all routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" Proposal One and Proposal Two. A "broker non-vote" occurs when a broker expressly indicates on a proxy card that it is not voting on a matter. To the extent your broker submits a broker non-vote with respect to your shares on a proposal, your shares will not be deemed "votes cast" with respect to that proposal and will have the same effect as an abstention with respect to that proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote with respect to the election of directors and will have the same effect as a vote against the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants.

Proxy Solicitation Costs

      ICC will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, telegram or facsimile. No additional compensation will be paid to such persons for such solicitation.

      ICC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for fowarding the proxy materials to you. ICC expects its Corporate Controller to tabulate the proxies and act as the inspector of the election.

Deadline for Receipt of Stockholder Proposals for 2002 Combined Annual Meeting

      As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of ICC's By-laws.
Proposals of the Company's stockholders intended to be presented for consideration at the Company's 2002 annual meeting of stockholders must be received by the Company no earlier than August 8, 2002 and no later than September 22, 2002, in order to be included in the proxy statement and form of proxy relating to that meeting. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority if the proposal is raised at the 2002 annual meeting.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees

      ICC's bylaws provide that a maximum of ten directors may serve on its board of directors. The Company has three classes of directors, each referred to as a "Class." Each Class consists of a number of directors as nearly equal in size as possible to the number of directors in the other classes. Accordingly, in any given year only those directors belonging to one class may be changed.

      Three Class I directors are to be elected at the Combined Annual Meeting for a term of two years, expiring at the second succeeding annual meeting in 2003. Two Class II directors are to be elected at the Combined Annual Meeting for a term of three years expiring at the third succeeding annual meeting in 2004. Two Class III directors are to be elected at the Combined Annual Meeting for a term of one year expiring at the next annual meeting of stockholders in 2002. Each director serves until his or her successor is duly elected or appointed, or until the director's earlier death, resignation or removal.

      ICC did not hold an annual meeting of stockholders in fiscal 2000. In addition, Geoffrey Carroll, James Ortenzio and Matthew Wolk resigned from the board of directors in fiscal 2001. As a result of the foregoing, the board of directors has nominated and proposes to elect seven directors at the Combined Annual Meeting to fill each Class of directors.

      The board of directors has nominated for election to the board of directors Spencer I. Browne, Kim D. Cooke and Charles C. Johnston to serve as Class I directors, G. Michael Cassidy and Arthur R. Medici to serve as Class II directors and Sarah Byrne-Quinn and Peter J. Boni to serve as Class III directors. Except for Messrs. Boni and Browne, all of the nominees are currently serving as directors of the Company. If you sign and return the enclosed proxy, your shares will be voted for these nominees, unless you indicate otherwise on your proxy card. If any nominee is unable or declines to serve as a director at the time of the Combined Annual Meeting, the proxy may be voted for a substitute nominee designated by the present board of directors to fill the vacancy. The Company has no reason to believe that the nominees for election will not be available to serve their prescribed terms.

Information Concerning Director Nominees

      The names of the nominees and certain background information about the nominees as of July 31, 2001 are set forth below. Information as to stock ownership of each current director, each nominee for election as a director and the current directors and executive officers of the Company as a group is set forth below under "PRINCIPAL STOCKHOLDERS."

                                          Director
Name                            Age        Since       Term Expiring
---------------------------   ------     ---------     ------------

Class I
Spencer I. Browne               51                         2003
Kim D. Cooke (1)(2)             46         2000            2003
Charles C. Johnston (1)(2)      66         1996            2003

Class II
G. Michael Cassidy              49         1997            2004
Arthur R. Medici                52         1996            2004

Class III
Peter J. Boni                   55                         2002
Sarah Bryne-Quinn (1)           38         2001            2002


----------
(1)  Member of the audit committee
(2)  Member of the compensation committee


NOMINEES FOR DIRECTORS IN CLASS I

      Spencer I. Browne is a principal of Strategic Asset Management, LLC, a privately owned investment firm, which he founded in November 1996. He also currently serves as a director of Annaly Mortgage Management and ThermoGenesis Corp. Mr. Browne has held various executive and management positions with several publicly traded companies engaged in businesses related to the residential and commercial mortgage loan industry. From August 1988 until September 1996, Mr. Browne served as President, Chief Executive Officer and a director of Asset Investors Corporation (AIC), a company he co-founded in 1986. He also served as President, Chief Executive Officer and a director of Commercial Assets, Inc., an affiliate of AIC, from its formation in October 1993 until September 1996. In addition, from June 1990 until March 1996, Mr. Browne served as President and a director of M.D.C. Holdings, Inc., the parent company of a major homebuilder in Colorado. Mr. Browne also has served as a director of Altiva Financial Corporation since November 1996 and Convergent Communications, Inc. since December 1999.

      Kim D. Cooke has been a director of ICC since 2000 and is a founding partner and has been a managing director of Blue Water Capital, a private venture capital firm, since 1995. Mr. Cooke serves on the boards of directors of Tech Enterprises Inc. (Techbook), Network 1 Financial and Skyway Communications, Inc. (t/a ePhones). He is a transactional lawyer and private equity investor with extensive business and legal experience. Mr. Cooke also serves as a director of several no-for-profit organizations. He received a master of law degree, with highest honors, from American University.

      Charles C. Johnston has been a director of ICC since 1996 and was appointed Chairman of the Board of Directors in October 2001. Mr. Johnston is presently an active private investor. From 1990 to 1992, Mr. Johnston was chairman of Teleglobe Inc., a computer services company. Since January 1990, Mr. Johnston has been a member of the Board of Directors of Teleglobe Inc. From 1969 to 1989, he was Chairman and Chief Executive Officer of ICI Systems Inc., a computer services company.

NOMINEES FOR DIRECTORS IN CLASS II

      G. Michael Cassidy has been a director of ICC since 1997 and ICC's President and Chief Executive Officer since March 2001. From July 1999 to March 2001 he served as Executive Vice President - Sales of ICC. He is the developer of ICC's business model and a co-founder of Internet Commerce Corporation. From April 1997 to July 1999, Mr. Cassidy was the Executive Vice President and General Manager of ICC. From October 1996 to April 1997, Mr. Cassidy engaged in management consulting. From August 1993 to October 1996, Mr. Cassidy was President and Chief Executive Officer of Greentree Software, a software development company specializing in supply chain management software solutions for Fortune 1000 companies. He began his sales career at International Business Machines Corporation and later managed strategic alliances for Coopers & Lybrand, certified public accountants.

      Arthur R. Medici has been a director of ICC since 1996. Since September 2000, he has been President and CEO of SmartSoft, a software company which develops innovative approaches for teaching reading and assessing vocational aptitude. He has also been acting as an advisor to management of a variety of companies in the Internet and telecommunications businesses. From February 1999 until June 2000 he was the Senior Vice President of Marketing of Cable & Wireless USA, Inc., the United States subsidiary of a global telecommunications company. He was President of ICC from November 1996 to February 1999. From November 1996 to September 1998 he also served as the Chief Executive Officer of ICC. Prior to that he held various senior executive roles with such companies as The Thomson Corporation, Autographix and NEC Information Systems and IBM.


NOMINEES FOR DIRECTORS IN CLASS III

      Peter J. Boni currently serves as Managing Principal of Vested Interest LLC, a high technology board, advisory and mergers and acquisitions practice. In 1999 Mr. Boni served as Chief Executive Officer, President and Director of Prime Response, which later merged with Chordiant Software. Prior to joining Prime
Response, Mr. Boni held executive management positions at several companies, including President and Chief Executive Officer of Cayenne Software from August 1993 to January 1998, President of the Software and Information Services Group of Paramount Communications Inc. from April 1990 to July 1993 and President of On-line Software International from March 1989 to March 1990. From February 1987 to March 1989, Mr. Boni was managing director of Potential Dynamics, a turnaround crisis management consulting firm. Mr. Boni had previously been Chief Executive Officer at Summa Four, Inc., a provider of telecommunications equipment, and held executive positions at Data General Corporation.

      Sarah Byrne-Quinn has been a Director of ICC since March 2001 and leads the Strategy and Business Development activities at Cable & Wireless on a global basis. Ms. Bryne-Quinn joined Cable & Wireless in September 2000. Prior to Cable & Wireless, Ms. Bryne-Quinn held the position of Vice President Strategy and Business Development at Ameritech Corporation, where she was employed from 1994 to 1999. From 1988 through to 1994, Ms. Bryne-Quinn worked in corporate finance and in investment banking in London and Chicago with Robert Flemings and Merrill Lynch. Ms. Bryne-Quinn received a MIM (Master of International Management) in 1987 from American Graduate School of International Management, Phoenix, AZ. Her education also includes a Bachelors degree in Economics with business and Spanish Minors from the University of Arizona, Tucson, AZ.

      None of the nominees has any family relationship with any other nominee, any director or any executive officer of the Company.

Board of Directors' Recommendation

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE DIRECTOR NOMINEES AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE LISTED ABOVE.

Information Concerning Executive Officers

      The executive officers of the Company, along with their respective ages and positions with the Company, as of October 31, 2001, are as follows:


Name                       Age     Position
----------------------     ---     --------
G. Michael Cassidy (1)     49      President and Chief Executive Officer
Anthony D'Angelo           39      Senior Vice President, Electronic Commerce
                                   Network Services
David Hubbard              45      Chief Technology Officer, Senior
                                   Vice President
Walter M. Psztur           42      Chief Financial Officer, Secretary


----------

(1) Information for G. Michael Cassidy is provided above under "Election of Directors - Nominees for Directors in Class I."


      Anthony J. D'Angelo joined ICC in April 1997. Mr. D'Angelo served as ICC's Director of Electronic Commerce services until December 1998, when he was named Vice President of Electronic Commerce services. In July 1999, Mr. D'Angelo was named Senior Vice President, Electronic Commerce Network Services. Prior to joining ICC, Mr. D'Angelo was with Standard Motor Products from October 1985 to March 1997. Mr. D'Angelo was corporate IS manager for Standard Motor Products where he oversaw IT issues for its Canadian subsidiary, mid-western division, and sales force, and developed and managed corporate electronic commerce and electronic data interchange systems. Mr. D'Angelo holds a B.S. degree in computer science from the State University of New York.

      David Hubbard has been the Chief Technology Officer of ICC since April 1997. He has more than 20 years of large systems design experience. Prior to joining ICC, Mr. Hubbard was the Chief Technology Officer of Track Data Corp., a real-time market data vendor. During his 14 years at Track Data Mr. Hubbard directed engineering for its real-time market ticker feeds and data analysis systems, handling most of the world's stock, options and commodity exchanges, as well as most major national and international news services.

      Walter M. Psztur joined ICC in 1997. He has been Chief Financial Officer since July 1999. From September 1998 until July 1999 he served as Vice President of Finance and Administration and assumed the duties of principal financial officer. From September 1997 until September 1998, Mr. Psztur served as Corporate Comptroller. From 1993 until September 1997, Mr. Psztur was the
Assistant Corporate Controller of Standard Motor Products, an automotive manufacturer and distributor with annual revenues of approximately $700 million. His responsibilities included corporate financial consolidation and reporting, financial operations and financial systems, acquisition analysis and corporate policies and procedures for accounting and financial controls.

      Officer's serve, at the discretion of the board of directors, until the meeting of the board of directors next following each annual meeting of stockholders, subject to their rights under contracts of employment described under "Executive Compensation - Employment Agreements" below.

Board of Directors and Committee Meetings

      The Company's board of directors held ten meetings and acted by unanimous written consent three times during fiscal 2001. All of the Company's directors, except Sarah Bryne-Quinn, who became a member of the board of directors in March 2001, attended at least 75% of the meetings of the board of directors and any applicable committee held while they were members of the Company's board of directors or the applicable committee. The board of directors has a standing audit and a compensation committee.

      The audit  committee  held four  meetings in fiscal  2001.  Prior to March
2001, the audit committee consisted of Messrs. Cooke, Johnston and Wolk. Mr. Wolk resigned as a director in January 2001 and was replaced by Ms. Bryne-Quinn. The audit committee acts as a liaison between ICC and its independent public accountants and performs such other functions as are set forth in the audit committee charter, attached hereto as Exhibit A.

      The compensation committee held three meetings in fiscal 2001. The compensation committee has the power and authority to grant options under and to administer ICC's Amended and Restated Stock Option Plan (the "Option Plan") and to review and approve the compensation of ICC's executive officers and such other employees of ICC as are assigned to the compensation committee by the board of directors and to make recommendations to the board of directors with respect to standards for setting compensation levels. Prior to March 2001, the compensation committee consisted of Messrs. Ortenzio and Johnston. Mr. Ortenzio resigned from the board of directors in March 2001 and Messrs. Berman and Cooke were added to the compensation committee in March 2001.

Compensation Committee Interlocks and Insider Participation

      No interlocking relationship exists between any member of ICC's board of directors or compensation committee and any other company's board of directors or compensation committee.

Director Compensation

      Directors of ICC do not receive any fixed compensation for serving on the board of directors. Members of the board of directors are reimbursed for all reasonable expenses incurred by them in connection with serving as directors of ICC.

      In May 2001, ICC granted to each of Messrs. Cooke, Johnston and Medici an option to purchase 25,000 shares of ICC's class A common stock under the Option Plan. ICC also granted Mr. Berman an option to purchase 50,000 shares of ICC's class A common stock under the Option Plan. The exercise price per share for these options is $2.57, the fair market value of the class A common stock on the grant date. One-third of these options is presently exercisable and the balance is exercisable in two equal installments on May 1, 2002 and 2003. The options expire in June 2011.

      In addition, in May 2001, ICC granted to Mr. Jeffrey LeRose, who at the time was the Chairman of the Board, an option to purchase 75,000 shares of class A common stock under the Option Plan. The exercise price per share for this option is $2.83. One-third of the option is presently exercisable and expires on December 23, 2001, 90 days from the date of his resignation as a director and employee of the Company on September 24, 2001. The remaining two-thirds of the option expired immediately upon his resignation from the Company.


                                  PROPOSAL TWO

        RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The board of directors has selected Deloitte & Touche LLP, independent public accountants, to audit ICC's consolidated financial statements for the current fiscal year ending July 31, 2002. The Company expects that a representative of Deloitte & Touche LLP will be present at the Combined Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

Audit Fees

      Audit fees billed to ICC by Deloitte & Touche LLP during fiscal 2001 for the audit of ICC's consolidated annual financial statements and for review of the financial statements included in the Company's quarterly reports on Form 10-Q totaled $99,000.

Financial Information Systems Design and Implementation Fees

      ICC did not engage Deloitte & Touche LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended July 31, 2001.

All Other Fees

      Fees billed to ICC by Deloitte & Touch LLP during fiscal 2001 for all other non-audit services, including tax related services, totaled $28,000.

      ICC's audit committee has determined that the provision of services by Deloitte & Touche LLP other than for audit related services is compatible with maintaining the independence of Deloitte & Touche LLP as ICC's independent auditors.

Board of Directors' Recommendation

      Stockholder ratification of the selection of Deloitte & Touche LLP as ICC's independent public accountants is not required by the Company's bylaws or other applicable legal requirement. However, the board of directors is submitting the appointment of Deloitte & Touche to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee and the board of directors in their discretion will reconsider whether or not to retain Deloitte & Touche LLP. Even if the appointment is ratified, the board of directors, in its discretion, may directly appoint a different public independent accounting firm at any time during the year if it determines that such a change would be in the Company's best interests and in the best interests of its stockholders.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2002.


                             PRINCIPAL STOCKHOLDERS

      The  following  table  sets  forth  certain   information   regarding  the
beneficial ownership of the Company's class A common stock as of October 31, 2001 by:

      o each person that is known by the Company to beneficially own more than 5% of the Company's class A common stock;

      o each of the Company's directors and nominees for election as directors; o each of the Company's executive officers named in the summary compensation table on page 13; and

      o all the Company's current directors and executive officers as a group.

      Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options and warrants that are exercisable within sixty (60) days of October 31, 2001. Those shares issuable under stock options and warrants are deemed outstanding for computing the percentage of each person holding options or warrants but are not deemed outstanding for computing the percentage of any other person. The percentage of beneficial ownership schedule is based upon 10,937,822 shares of class A common stock outstanding as of October 31, 2001. The address for those individuals for which an address is not otherwise provided is c/o Internet Commerce Corporation, 805 Third Avenue, New York, NY 10022. To the Company's knowledge, except as indicated in the footnotes to this table and pursuant applicable community property laws, the persons named in the table have sole voting power and investment power with respect to all shares of class A common stock listed as owned by them.

                                                   Class A Common Shares
                                                     Beneficially Owned
                                          --------------------------------------
Name and Address                                Number               Percent
--------------------------------------    ----------------      ----------------

Principal Stockholders
Jeffrey W. LeRose (1)                         1,779,675                16.2%
   109 Lochview Drive
   Cary, NC 27511

Blue Water Venture Fund II, L.L.C. (2)        1,000,000                 9.1%
   1420 Beverly Road, Suite 300
   McLean, Virginia 22101

Cable & Wireless PLC (3)                        958,770                 8.1%
   124 Theobalds Road
   London WCIX 8RX

Executive Officers and Directors
Richard J. Berman  (4)                          478,826                 4.2%
Peter J. Boni                                        --                    *
Spencer I. Browne (5)                            33,635                    *
G. Michael Cassidy (6)                          328,521                 2.9%
Kim D. Cooke (7)                                  8,333                    *
Anthony J. D'Angelo (8)                         125,999                 1.1%
David Hubbard (9)                               198,453                 1.8%
Charles C. Johnston (10)                        128,333                 1.2%
Arthur R. Medici (11)                           182,737                 1.6%
Walter M. Psztur (12)                           120,181                 1.1%
Sarah Byrne-Quinn (13)                               --                    *
All current directors and
executive officers
as a group (9 persons) (14)                   1,571,383                14.0%

----------
*     Less than 1%

(1) Includes 25,000 shares of class A common stock issuable upon the exercise of options.

(2) Includes 54,545 shares of class A common stock issuable upon exercise of warrants.

(3) Includes 447,628 shares of class A common stock issuable upon conversion of shares of series C preferred stock and 400,000 shares of class A common stock issuable upon the exercise of warrants

(4) Includes 399,999 shares of class A common stock issuable upon the exercise of options. Does not include 5,000 shares of class A common stock owned by Mr. Berman's wife, in which shares Mr. Berman disclaims any beneficial interest.

(5) Includes 5,454 shares of class A common stock issuable upon exercise of warrants.

(6) Includes 316,021 shares of class A common stock issuable upon the exercise of options.

(7) Includes 8,333 shares of class A common stock issuable upon the exercise of options. Does not include 945,455 shares of class A common stock and 54,545 shares of class A common stock issuable upon the exercise of warrants owned by Blue Water Venture Fund II, L.L.C., of which Mr. Cooke is a managing director, in which securities Mr. Cooke disclaims any beneficial interest.

(8) Includes 124,999 shares of class A common stock issuable upon the exercise of options.

(9) Includes 179,999 shares of class A common stock issuable upon the exercise of options and 2,182 shares of class A common stock issuable upon the exercise of warrants.

(10) Includes 58,333 shares of class A common stock issuable upon the exercise of options. Does not include 16,363 shares of class A common stock and 4,909 shares of class A common stock issuable upon the exercise of warrants owned by CCJ Trust, of which Mr. Johnston is the investment manager, in which securities Mr. Johnston disclaims beneficial ownership.

(11) Consists of 182,737 shares of class A common stock issuable upon the exercise of options. Does not include 136,251 shares of class A common stock owned by Mr. Medici's wife and class A common stock held by his wife as custodian for his daughters, in all of which shares Mr. Medici disclaims any beneficial interest.

(12) Includes 112,999 shares of class A common stock issuable upon the exercise of options and 2,182 shares of class A common stock issuable upon the exercise of warrants.

(13) Does not include 111,142 shares of class A common stock, 447,628 shares of class A common stock issuable upon conversion of shares of series C preferred stock and 400,000 shares of class A common stock issuable upon the exercise of warrants owned by Cable & Wireless, of which Ms. Byrne-Quinn is an employee, in which securities Ms. Byrne-Quinn disclaims beneficial interest.

(14)  See footnotes (4) and (6) through and including (13) above.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid or earned for services rendered during the three fiscal years ended July 31, 2001 to the Company's former chief executive officer, the Company's current chief executive officer and the four most highly compensated other executive officers whose compensation in the year ended July 31, 2001 was more than $100,000.

                                                   Summary Compensation Table
                                                                             Long Term
                                                        Annual             Compensation
                                                     Compensation             Awards
                                       Fiscal    -------------------   Securities Underlying      Underlying
Name and Principal Position             Year      Salary       Bonus        Options (#)          Compensation
---------------------------            ------     ------       -----        -----------          ------------
Current Executive Officers

G. Michael Cassidy....................  2001     $250,000          --         75,000                  --
  President and Chief                   2000      197,917     $ 1,200        150,000                  --
  Executive Officer                     1999      106,250          --             --                  --

Walter M. Psztur......................  2001     $190,000          --         50,000                  --
  Senior Vice President, Chief          2000      160,833     $ 1,200        100,000                  --
  Financial Officer and Secretary       1999      105,000      10,000         63,652                  --

David Hubbard.........................  2001     $175,000          --         50,000                  --
  Senior Vice President, Chief          2000      161,417     $ 1,200        100,000                  --
  Technology Officer                    1999      140,000          --         16,606                  --

Anthony D'Angelo......................  2001     $175,000          --         50,000                  --
  Senior Vice President, Electronic     2000      147,917     $   600        100,000                  --
  Commerce Network Services             1999      102,500          --         62,203                  --

Jeffrey W. LeRose.....................  2001     $116,250          --         75,000                  --
  President and Chief Executive         2000           --          --             --                  --
  Officer, Research Triangle            1999           --          --             --                  --
  Commerce, Inc., a subsidiary
  of the Company

Former Chief Executive Officer

Dr. Geoffrey S. Carroll (1)...........  2001     $262,500          --             --            $437,500(2)
  President and Chief Executive         2000      312,500          --        500,000                  --
  Officer                               1999       16,667          --        150,000                  --

----------

(1)   Dr. Carroll resigned as president and chief executive officer in May 2001.

(2)   Amount is for severance, of which $350,000 was unpaid as of July 31, 2001.

Option Grants in Fiscal Year 2001

      The following table sets forth, as of July 31, 2001, the options that were granted during the fiscal year ended July 31, 2001.

                                                                                     Potential Realizable
                                                                                       Values At Assumed
                           Number of      Total                                      Annual Rates of Stock
                           Securites     Options                                      Price Appriciation
                           Underlying   Granted to      Exercise                       For Options Term
                            Options    Employees in    Price Per     Expiration      --------------------
Name                        Granted    Fiscal 2001       Share          Date             5%         10%
---------------------     -----------  -----------    ----------    ------------     --------   ---------
G. Michael Cassidy           75,000       6.55%          $2.57      May 30, 2011     $121,219   $307,194
Walter M. Pzstur             50,000       4.37%           2.57      May 30, 2011       80,813    204,796
David Hubbard                50,000       4.37%           2.57      May 30, 2011       80,813    204,796
Jeffrey W. LeRose            75,000       6.55%           2.83      May 30, 2006       33,753     98,176
Anthony D'Angelo             50,000       4.37%           2.57      May 30, 2011       80,813    204,796


Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table provides information relating to option exercises by the executive officers identified in the summary compensation table during the fiscal year ended July 31, 2001. In addition, the table indicates the number and value of vested and unvested options held by these executive officers as of July 31, 2001.

      The "Value Realized" on option exercises is equal to the difference between the fair market value of the Company's class A common stock on the date of exercise less the exercise price. The "Value of Unexercised In-the-Money Options at July 31, 2001" is based on $3.80 per share, the closing sales price of the Company's class A common stock on the Nasdaq National Market on July 31, 2001, less the exercise price, multiplied by the aggregate number of shares subject to outstanding options.

                                                           Number of
                                                     Securities Underlying          Value of Unexercised
                                                     Unexercised Options at        In-the-Money Options at
                           Shares                         July 31, 2001                 July 31, 2001
                          Acquired                ---------------------------   ----------------------------
                             on       Value       Exercisable   Unexercisable
Name                      Exercise   Realized         (#)            (#)        Exercisable    Unexercisable
----------------          --------   --------     -----------   -------------   -----------    ------------
G. Michael Cassidy           --         --          316,021        150,000       $869,614         $61,500
Walter M. Psztur             --         --          112,999        100,001        102,399          41,001
David Hubbard                --         --          179,999        100,001        442,985          41,001
Jeffrey W. LeRose            --         --           25,000         50,000         24,250          48,500
Anthony D'Angelo             --         --          124,999        100,001        146,606          41,001

Employment Agreements

      The Company has entered into employment agreements with each of Messrs. G. Michael Cassidy, Walter M. Psztur, David Hubbard and Anthony D'Angelo. The employment agreements are each for a term of three years ending on July 31, 2003. Under their employment agreements, Messrs. Cassidy, Psztur, Hubbard and D'Angelo receive base salaries at the annual rates of $250,000, $190,000, $175,000 and $175,000, respectively. Each of these contracts contains a provision that in the event the employee's employment is terminated by ICC without cause, ICC shall continue to pay the employee's base salary until the earlier of one year after such termination or the end of the term of the contract.

Board Compensation Committee Report on Executive Compensation

      The Company has compensated its executive officers in accordance with the provisions of their employment agreements which were approved by the board of directors prior to the execution and delivery of these agreements. No bonuses were paid in fiscal 2001.

                                                      Richard J. Berman
                                                      Kim D. Cooke
                                                      Charles C. Johnston


                          REPORT OF THE AUDIT COMMITTEE

      The following is the report of the Audit Committee with respect to the Company's audited consolidated financial statements for fiscal year ended July 31, 2001.

      The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee is satisfied that the internal control system is adequate and that the Company employs appropriate accounting policies and procedures.

      The Audit Committee has also discussed with Deloitte & Touche LLP, the Company's independent public accountants, matters relating to the auditors' judgments about the acceptability , as well as the quality , of the Company's accounting principles, as applied in its financial reporting as required by Statement of Auditing Standards No. 61, Communications with Audit Committees. Deloitte a& Touche LLP has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. The Audit Committee received and discussed with Deloitte & Touche LLP its written disclosures as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

      Based on the Audit Committee's review and discussion referred to above, the Audit Committee recommended to the Company's board of directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2001 for filing with the Securities and Exchange Commission.

                                          Sarah Byrne-Quinn
                                          Kim D. Cooke
                                          Charles C. Johnston


              COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ICC's officers and directors, and stockholders owning more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and such stockholders are required by SEC regulations to furnish ICC with copies of all forms they file pursuant to these requirements. Based solely on the Company's review of the copies of such forms that the Company has received, or written representations from reporting persons, ICC believes that during the fiscal year ended July 31, 2001, all executive officers and directors of ICC and such stockholders complied with all applicable filing requirements on a timely basis, except that Messrs. Berman, Cassidy, Cooke, D'Angelo, Hubbard, Johnston, LeRose, Medici and Psztur were late in filing a Statement of Changes of Beneficial Ownership for May 2001.

                           RELATED PARTY TRANSACTIONS

      Since August 1, 2000, the Company has been billed approximately $180,000 by Cable & Wireless for tele-communication services and the Company has billed Cable & Wireless approximately $24,000 for use of the Company's ICC.NET service. The Company has not been a party to any other transaction or series of transactions involving $60,000 or more and in which any director, nominee for election as a director, executive officer or holder of more than 5% of ICC's capital stock had a material interest, except for compensation paid to officers of the Company as such. See "Executive Compensation" and "Option Grants in Fiscal 2001" above.


                          STOCK PRICE PERFORMANCE GRAPH

      The following graph illustrates a comparison of the five-year cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's class A common stock with the CRSP Total Return Index for the Nasdaq National Market (U.S. and Foreign) (the "Nasdaq Market Index") and the Media General Financial Services Internet Software & Services Index ("MG Group Index"). The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's class A common stock. Data for the Nasdaq Market Index and the MG Group Index assume reinvestment of dividends. ICC has never paid dividends on its class A common stock and has no present plans to do so.


                    COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                     AMONG INTERNET COMMERCE CORPORATION,
                    NASDAQ MARKET INDEX AND MG GROUP INDEX


                          Internet
                          Commerce              MG               Nasdaq
                         Corporation        Group Index       Market Index
                         -----------        -----------       ------------
08/01/96                   100.00             100.00             100.00
07/31/97                    57.14              85.70             147.00
07/31/98                     8.93             146.21             176.24
07/31/99                    78.57             356.73             248.99
01/31/00                   100.00             439.32             131.56
07/31/01                    21.71             131.56             199.30


----------

Assumes $100 invested on August 1, 1996 in our class A common stock, the securities comprising the Nasdaq Market Index and the MG Group Index.

A copy of the list of companies which comprise the MG Group Index may be obtained upon request by contacting us at 805 Third Avenue, 9th Floor, New York, New York 10022.

                                  OTHER MATTERS

      The Company knows of no other matter to be submitted at the Combined Annual Meeting. If any other matter properly comes before the Combined Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

      It is important that your shares be represented at the Combined Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign and date the accompanying proxy card and return it to the Company as promptly as possible in the postage-prepaid envelope enclosed for that purpose.


                                          For the Board of Directors of
                                          INTERNET COMMERCE CORPORATION



                                          /s/ Walter M. Psztur
                                          -------------------------------------
                                          Walter M. Psztur
                                          Chief Financial Officer and Secretary

                                                                       Exhibit A
                                                                       ---------


                             AUDIT COMMITTEE CHARTER

                             Audit Committee Charter
                             -----------------------


This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Internet Commerce Corporation (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence; Organization
-----------------------------------

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and the performance of the Company's internal and independent auditors and the independence of the Company's independent auditors. It may also have such other duties as may from time to time be assigned to it by the Board.1 The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member should have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including having been a CEO, CFO or other senior officer with financial oversight responsibilities, all as set forth, and subject to the "phase in" periods reflected, in the applicable rules of the National Association of Securities Dealers, Inc. If the Company files as a Small Business ("SB") under the rules of the Securities and Exchange Commission ("SEC"), then the Company is only required to maintain an audit committee of at least two members, a majority of whom shall be independent.2 The members are also exempt from the financial literacy and financial expertise qualifications if filing as a SB under the rules of the SEC.

The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee shall have full access to all of the Company's books, records, facilities, personal and outside professionals. The Committee may retain special legal, accounting or other consultants as advisors.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

Responsibilities
----------------

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, financial and auditing practices, than do Committee members; accordingly the Committee's oversight role does not provide any expert or special assurance as to the Company's financial statements or any certification as to the work of the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

----------

1 Annex A contains a list of roles and duties that are sometimes assigned to audit committees.

2 If the Audit Committee consists of only two members, both must be independent.

o Recommending to the Board the independent auditors to be retained (or nominated for stockholder approval) to audit the financial statements of the Company, which auditors are ultimately accountable to the Board and the Committee, as representatives of the stockholders.

o Evaluating, together with the Board, the performance of the independent auditors and, where appropriate, recommending the replacement of such auditors.

o Annually obtaining from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationship that may impact the objectivity and independence of the auditors and shall take or recommend that the Board take appropriate actions to oversee the auditors' independence.

o Overseeing the relationship with the independent auditors, including discussing with the auditors the planning and staffing of the audit and the nature and rigor of the audit process, receiving and reviewing the audit reports, reviewing with the auditors any problems or difficulties the auditors may have encountered in carrying out their responsibilities and any management letters provided by the auditors and the Company's response to such letters, and providing the auditors full access to the Committee and the Board to report on all appropriate matters.

o Reviewing significant changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, internal auditors or management.

o Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting. Such discussions may include a review of particularly sensitive accounting estimates, reserves and accruals, review of judgmental areas, review of audit adjustments (whether or not recorded), review of risk exposures that may have a material impact on the Company's financial statements and the steps management has taken to monitor and control such exposures and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on its review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K or 10-KSB.

o Issuing annually a report to stockholders to be delivered to the Company's stockholders in connection with the Company's proxy statement as required by the rules of the SEC.

o     Reviewing and approving the fees to be paid to the independent auditors.

o Reviewing with management and the independent auditors the interim financial information prior to the Company's filing of each Form 10-Q or Form 10-QSB; this review shall be done by the Committee as a whole or through the Committee chair.

o Discussing with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, plans, results, budget and staffing, as well as providing oversight to internal audit activities, including review of significant reports prepared by the internal auditors, and management's responses.

o Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

                                     ANNEX A

        ADDITIONAL FUNCTIONS WHICH MAY BE ASSIGNED TO AUDIT COMMITTEES


1.    Reviewing management "conflict of interest" transactions.

2. Reviewing alleged fraudulent actions or violations of law reported by internal compliance programs or, under the terms of the Private Securities Litigation Reform Act of 1995, by the independent auditors.

3.    Reviewing codes of ethics and/or codes of conduct.

4. Reviewing compliance with internal controls and codes of ethics and/or codes of conduct.

5.    Reviewing  the  performance  of  the  chief  financial  officer,   chief
      accounting officer, and head of internal audit.

6.    Reviewing risk identification and risk management systems.

7.    Reviewing financial press releases.

8.    Reviewing the independent auditors' latest peer review.

9. Reviewing policies and procedures for expense accounts of senior management.

10.   Reviewing the annual management letter with the independent auditors.

                          INTERNET COMMERCE CORPORATION

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR THE COMBINED ANNUAL MEETING OF STOCKHOLDERS
                         FOR FISCAL YEARS 2001 AND 2000
                               ON DECEMBER 6, 2001


      The undersigned stockholder of Internet Commerce Corporation (the "Company") hereby revokes all prior proxies and hereby appoints each of G. Michael Cassidy and Walter M. Psztur as a proxy for the undersigned, each with full power of substitution, to vote all shares of class A common stock, class B common stock and/or series C preferred stock of the Company which the undersigned is entitled to vote at the Company's combined annual meeting of stockholders for the fiscal years ended July 31, 2000 and 2001, to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017, at 10:00 a.m., Eastern Standard Time, on December 6, 2001 and at any
postponement or adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as follows:

1. ELECTION OF DIRECTORS: To elect the nominees listed below to the board of directors for the terms set forth in Proposal One of the Proxy Statement:

     FOR all nominees listed below                               WITHHOLD AUTHORITY
     (except as marked to the contrary below)   >>|      to vote for all nominees listed below     >>|

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Class I Directors
-----------------
SPENCER I, BROWNE          >>|
KIM D. COOKE               >>|
CHARLES C. JOHNSTON        >>|


Class II Directors
------------------
G. MICHAEL CASSIDY         >>|
ARTHUR R. MEDICI           >>|


Class III Directors
-------------------
PETER J. BONI              >>|
SARAH BRYNE-QUINN          >>|
                           >>|


2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2002:

         FOR  >>|          AGAINST  >>|        ABSTAIN  >>|

and in their discretion upon any other matter that may properly come before the meeting or any postponement or adjournment thereof.


          (Continued and to be dated and signed on the other side.)

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR SET FORTH IN THE PROXY STATEMENT AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND, IN ACCORDANCE WITH THE JUDGMENT OF THE
PROXIES, FOR OR AGAINST ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE COMBINED ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

   Receipt of the Notice of Annual Meeting and of the Proxy Statement and the Company's 2001 Annual Report to stockholders accompanying the same is hereby acknowledged.


   PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



                                    Dated:                              , 2001
                                           -----------------------------



                                    ------------------------------------------
                                    (Signature of Stockholder)



                                    ------------------------------------------
                                    (Signature of Stockholder)


                                    Please sign exactly as your name(s)  appears
                                    on your  stock  certificate.  If  signing as
                                    attorney, executor,  administrator,  trustee
                                    or guardian, please indicate the capacity in
                                    which   signing.   When   signing  as  joint
                                    tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.